                   SUPPLY AND DISTRIBUTION RIGHTS AGREEMENT
                   ----------------------------------------

     SUPPLY AND DISTRIBUTION RIGHTS AGREEMENT ("Agreement") dated as of March 20, 1996, between ETHICON, INC., a company with its principal office at Route 22, Somerville, New Jersey 08876-0151 ("Ethicon"), and TRI-POINT MEDICAL CORPORATION, a company with its principal office at 5265 Capital Boulevard, Raleigh, North Carolina 27604 ("Tri-Point").

     WHEREAS, Tri-Point and Ethicon desire to enter into this agreement which will set out the terms and conditions under which (i) Tri-Point will supply to Ethicon a Non-absorbable (as defined below), formulated, 2-octylcyanoacrylate adhesive, packaged and sterile in an agreed-upon delivery system (such product hereinafter referred to as the "Product") for use in the Field (as defined below) and (ii) Tri-Point is granting Ethicon the worldwide exclusive right to market and sell the Product;

     NOW THEREFORE, in consideration of the mutual covenants and consideration set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

I.   DEFINITIONS.
     -----------

     A.   "AAA" shall have the meaning ascribed in Article VI(L).

     B.   "ABSORBABLE TECHNOLOGY" shall have the meaning ascribed in Article
III(I).

     C. "AFFILIATE" shall mean, in relation to either party hereto, (a) any company in which the relevant party directly or indirectly holds more than 50% of the voting stock, (b) any company ("Holding Company") which holds directly or indirectly more than 50% of the voting stock of the relevant party, (c) any other company in which more than 50% of the voting stock is directly or indirectly held by any Holding Company of the relevant party or (d) any company in which the relevant party directly or indirectly holds less than 50% of the voting stock but has management control of such company in that it has the ability to appoint and remove the majority of the directors of such company.

     D. "BANKRUPTCY EVENT" shall mean the person or entity in question becomes insolvent, or voluntary or involuntary proceedings by or against such person or entity are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for such person or entity, or proceedings are instituted by or against such person or entity for corporate reorganization or the dissolution of such person or entity, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or such person or entity makes an assignment for the benefit of its creditors, or substantially all of the assets of such person or entity are seized or attached and not released within sixty
(60) days thereafter.

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          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     F.   "CLAIMS" shall have the meaning ascribed in Article IV (E)(5).

     G. "E.C." shall mean the European Community, as recognized as of the date of this Agreement.

     H. "ESCROW AGENT" shall mean the independent escrow agent selected by Ethicon and consented to by Tri-Point (such consent not to be unreasonably withheld or delayed), in its capacity as the escrow agent under the Escrow Agreement, or any successor or assign thereof, which is approved in advance by Ethicon and Tri-Point, which approval shall not be unreasonably withheld or delayed.

     I. "ESCROW AGREEMENT" shall mean that certain Escrow Agreement dated the date hereof among Tri-Point, Ethicon and the Escrow Agent, pursuant to which Tri-Point has agreed to place into escrow certain materials, information and samples of the Product and Improvements.

     J.   "ESCROW DEPOSIT MATERIALS" shall have the meaning ascribed in Article
(V)(E).

     K.   "ETHICON INVENTIONS" shall have the meaning ascribed in Article
V(F)(2).

     L.   "ETHICON TERRITORY" shall have the meaning ascribed in Article
III(D)(1).

     M.   "EVALUATION RIGHT" shall have the meaning ascribed in Article
III(I)(1).

     N.   "EVENT OF DEFAULT" shall have the meaning ascribed in Article V(C).

     O.   "EXCLUDED TERRITORIES" shall mean those Territories listed on Exhibit
E.

     P.   "FDA" shall mean the U.S. Food and Drug Administration.

     Q. "FIELD" shall mean all human medical and surgical Topical applications; provided, however, that Field does not include (i) cyanoacrylate
              --------  -------
adhesives that include a drug, (ii) formulations of cyanoacrylates for treatment of ulcers and burns, and (iii) cyanoacrylate adhesives which may be sold or distributed Over-the-Counter.

     R. "FORMULATION SPECIFICATIONS" shall mean those manufacturing and quality control release specifications set forth on Exhibit A, as well as any labelling requirements specified in any Regulatory Approval (which labelling requirements shall become a part of Exhibit A upon the receipt of any such Regulatory Approval).

     S. "FORCE MAJEURE NOTICE" shall have the meaning ascribed in Article VI(G)(2).

     T.   "HOLDING COMPANY" shall have the meaning ascribed in Article I(C).

     U. "IMPROVEMENTS" shall mean such Know-How, whether or not patented or patentable, that is or comes to be at least in part owned or controlled by Tri-Point during the term of this Agreement, related to the manufacture, development, use or sale of the Product in the Field (including, but not limited to, the delivery systems therefor), which is based upon any of the Patents or Know-How of Tri-Point as of the date of this Agreement (including, but not limited to, formulas, processes, data, techniques, methods, technology, materials and compositions).

     V. "INVESTMENT BANK OFFER" shall have the meaning ascribed in Article III(J)(3).

     W. "INVOICE PRICE" shall mean, with respect to the Product or Improvement, the invoice price for the Product or Improvement when shipped by Tri-Point to Ethicon, which Invoice Price shall initially be XXXXXXX per unit, and which Invoice Price may be changed by Ethicon on an annual basis to an estimated Invoice Price (equal to XXXXXXXXXXXXXXXXXXXXXX of the Net Sales per unit during the calendar quarter immediately preceding the quarter in which the change is made) commencing with first full calendar quarter after the third anniversary of this Agreement (or earlier if mutually agreed by the parties).

     X.   "JOINT INVENTIONS" shall have the meaning ascribed in Article V(F)(3).

     Y. "KNOW-HOW" shall mean all know-how owned or controlled by Tri-Point at any time prior to or during the term of Tri-Point's performance under this Agreement related to the manufacture, development, use or sale of the Product or any Improvement (including the delivery system therefor) in the Field, including without limitation, processes, techniques, methods, products, apparatuses, materials and compositions.

     Z. "LABELLING/PACKAGING SPECIFICATIONS" shall mean those specifications provided pursuant to the provisions of Article IV(E)(1), but shall exclude those labelling and/or packaging specifications required under any Regulatory Approval of a Product or Improvement.

     AA. "MANUFACTURING PLAN" shall have the meaning ascribed in Article III(C)(3).

     AB. "MINIMUM PURCHASE PRICE" shall have the meaning ascribed in Article IV(B)(3).

     AC. "NET SALES" shall mean, with respect to any Product or Improvement (i) the per unit gross revenues derived from the sale or other transfer by Ethicon, its Affiliates, licensees and assignees from the sale or other transfer of the Product or Improvement to independent third parties and/or to any Affiliate of Ethicon acting as a distributor and/or wholesaler, and (ii) the per unit gross revenues derived from the transfer or sale to an Affiliate of Products or Improvements which are to be used primarily for performing testing; in each case
(A) after subtracting all bona fide trade and cash discounts, volume discounts, rebates, marketing subsidies, sales and other taxes and governmental charges applicable to sales, import and customer duties, freight, carriage, handling, packaging, insurance and other transportation charges, to the extent actually paid, allowed or incurred on such sales, (B) taking into account all bona fide claims or returns of such Product or Improvement, (C) in the case of sales or other transfers to an Affiliate of Ethicon, such sales or transfers shall, for purposes of determining Net Sales, be the fair market value of such sales or transfers, where the fair market value shall be determined from the sales of similar volumes of similar Products or Improvements to independent third parties, and (D) it being understood that in calculating any royalties on Net Sales payable by Ethicon under this Agreement, such calculation shall be based upon either (i) sales or other transfers to independent third parties, where Ethicon's Affiliates are not acting as a distributor and/or wholesaler, or (ii) sales or other transfers to Ethicon's Affiliates where they are acting as a distributor and/or wholesaler, but not both.

     In the event that the Product or any Improvement is sold in the form of a combination product, Net Sales for such Product or Improvement will be calculated by multiplying the actual Net Sales of the combination product by the fraction A/(A+B), where A is the invoiced price of such Product or Improvement as if sold separately by Ethicon, its Affiliates, licensees or assignees, and B is the total invoice price of the other component or components in the combination product if sold separately by Ethicon, its Affiliates, licensees or assignees.

     If, on a country-by-country basis, the other component or components in the combination product are not sold separately in said country by Ethicon or its Affiliates, licensees or assignees, Net Sales for the Product or Improvement shall be calculated by multiplying the actual Net Sales of such combination product by the fraction A/C, where A is the invoice price of the Product or Improvement as if sold separately, and C is the invoice price of the combination product.

     If on a country-by-country basis, neither the Product, the Improvement nor the other component or components in the combination product is sold separately in said country by Ethicon, its Affiliates, licensees or assignees, Net Sales for the Product or Improvement shall be calculated by multiplying the actual Net Sales of such combination product by the fraction D/E, where D is Ethicon's, or its Affiliates', licensees' or assignees' total actual cost of the Product or Improvement and E shall be Ethicon's, or its Affiliates', licensees' or assignees' total actual cost of the combination product.

     AD. "NEW PRODUCTS" shall mean any Non-absorbable cyanoacrylate adhesive products of Tri-Point and its Affiliates which may be used in the Field and which are not Improvements.

     AE. "NON-ABSORBABLE" shall mean a material which, if implanted in a living animal would persist in an identifiable form after implantation in such animal for greater than six (6) months.

     AF. "OCTYLDENT" shall mean those non-absorbable, 2-octylcyanoacrylate products currently being sold on a non-exclusive basis by Tri-Point for use in the dental market.

     AG.  "OFFER" shall have the meaning given in Article III(J)(1).

     AH.  "OPHTHALMIC RIGHTS" shall have the meaning given in Article III(K).

     AI.  "OTC RIGHTS" shall have the meaning given in Article III(I)(1).

     AJ. "OTHER PRODUCT" shall mean a product whose manufacture, use or sale would infringe a Valid Claim of a Patent covering a Joint Invention.

     AK. "OVER-THE-COUNTER" shall mean products which may be sold or distributed in a manner which does not require the prescription or written direction of a medical professional, entity or institution.

     AL. "PATENT(S)" shall mean (i) all the patents and applications for patents, if any, that are identified in Exhibit C, any foreign counterparts thereof, as well as all continuations, continuations-in-part, divisions and renewals thereof, all patents which may be granted thereon, and all reissues, reexaminations, extensions, patents of addition and patents of importation thereof; (ii) any Tri-Point patent application related to or based on any Tri-Point Know-How that is developed during the term of this Agreement, and any division, continuation or continuation-in-part of any such application and any patent which shall issue based on such application, divisional, continuation or continuation-in-part, and any patent which is a reissue or extension thereof or a patent of addition to any such patent; and (iii) all such patent applications and patents, directly or indirectly owned, licensed or controlled by Tri-Point, which but for the rights granted herein, the manufacture, use or sale of the Product or any Improvement would infringe a Valid Claim.

     AM.  "PRE-PAID AMOUNT" shall have the meaning given in Article III(G)(1).

     AN. "PROCESS DESCRIPTION" shall mean, with respect to the Product or any Improvement, manufacturing and control procedures and specifications, as well as such other know-how, technical specifications, instructions, processes and other intellectual property and information Tri-Point shall possess and own or control, and as shall be necessary in order to allow Ethicon to manufacture and/or have manufactured for it the Product or Improvement. Such Process Descriptions shall be sufficiently clear and detailed that it can be readily followed and carried out by a skilled person.

     AO.  "PURCHASE PRICE" shall have the meaning ascribed in Article IV(B)(1).

     AP. "REGULATORY APPROVAL" shall mean, with respect to any country, filing for and receipt of all regulatory agency registrations and approvals (including, but not limited to, approvals of all final Product or Improvement labelling) required for the marketing and sale of the Product or any Improvement for the indication for which it is being marketed in such country. With respect to the E.C., Regulatory Approval shall mean approval for sale of the Product or Improvement within all the E.C. countries.

     AQ. "REGULATORY FILINGS" shall mean all applications, filings, materials, studies, data and documents of any nature whatsoever filed with, prepared in connection with or necessary to support any Regulatory Approval process in any country or territory.

     AR. "REVERTED TERRITORY" shall mean any country with respect to which marketing and sales rights of Products and/or Improvements have reverted back to Tri-Point pursuant to the provisions of Article III(E).

     AS. "SPECIFICATIONS" shall mean the Formulation Specifications and the Labelling/Packaging Specifications.

     AT. "TERRITORY" shall mean the entire world, excluding any Reverted Territory.

     AU. "TOPICAL" shall mean involving the external tissue of the human body such as the skin, but shall not include the external surface of the eyeball and tissues inside of the mouth.

     AV. "TRI-POINT INVENTIONS" shall have the meaning ascribed in Article V(F)(1).

     AW. "VALID CLAIM" shall mean a claim in any issued and unexpired Patent which has not been held invalid by a non-appealed or unappealed decision by a court or other appropriate body of competent jurisdiction.

                                  ARTICLE II

II.  DISCLOSURES.
     ------------

     Tri-Point expressly understands and acknowledges that Ethicon is currently and in the future will evaluate other business opportunities and products for the medical adhesive market. Ethicon in its sole discretion may participate in these markets alone or in other business or research arrangements with third parties, both now and during the term of this Agreement. Tri-Point acknowledges that the consideration provided under this Agreement is complete and adequate consideration for Tri-Point entering this Agreement.

                                  ARTICLE III

III. DEVELOPMENT; MARKETING AND DISTRIBUTION RIGHTS
     ----------------------------------------------

     A.   GRANT; NO-COMPETE.
          ------------------

          1. Subject to the terms and conditions of this Agreement, Tri-Point hereby grants to Ethicon, during the term of this Agreement, an exclusive, royalty-bearing, right and license to use, market, advertise, promote, distribute and sell the Product (and any Improvements) in the Field throughout the Territory.

          2. During the term of this Agreement and except as specifically permitted in this Agreement, Tri-Point shall not, directly or indirectly (such as through the grant of a license or other conveyance of rights to Tri-Point's Know-How and Patents) make, have made, use, lease, sell or otherwise commercialize any Non-absorbable product that competes with the Product or Improvement in the Field. For purposes of this Article III(A)(2), (i) a Non-absorbable product which is sold or marketed for use outside the Field shall be deemed to be competing with the Product or any Improvement in the Field if such Non-absorbable product can be shown to have captured at least one percent (1%) share of the market for Topical Non-absorbable adhesives in the Field in any given country and (ii) any Topical Non-absorbable adhesive product which is sold or marketed for use within the Field shall be deemed to be competing with the Product or Improvement in the Field.

          3. Tri-Point shall cooperate with Ethicon and take all actions reasonable and appropriate to prohibit and prevent third parties from making, using, distributing or selling any product obtained from or through Tri-Point which violates the no compete obligation in the foregoing Article III(A)(2) including, without limitation, the termination of licenses and contract rights.

          4. Ethicon shall have the right to grant sublicenses to any Affiliate or to any third party with respect to any rights conferred upon Ethicon under this Agreement to the extent permitted by Article VI (E); provided, however, that any sublicense shall be pursuant to an agreement, the
- --------  -------
terms and conditions of which shall be consistent with those of this Agreement.

     B.   OCTYLDENT PRODUCT.  Tri-Point hereby agrees to grant to Ethicon,
          -----------------
during the term of this Agreement, a non-exclusive, worldwide right and license to use, market, advertise, promote, distribute and sell Octyldent (and any improvements thereon for which Tri-Point grants any other party non-exclusive rights) for approved indications. The terms and conditions of such grant shall be negotiated between Ethicon and Tri-Point in good faith.

     C.   RESEARCH AND DEVELOPMENT; U.S. AND E.C. REGULATORY APPROVAL.
          -----------------------------------------------------------

          1. Tri-Point shall conduct those studies and undertake such other steps and actions as shall be reasonably necessary to obtain in a prompt fashion Regulatory Approval of the Product for use in the Field in the United States and in the E.C. Tri-Point will keep Ethicon informed of its progress toward obtaining such Regulatory Approvals. If Tri-Point ceases active pursuit of Regulatory Approval in either of the United States or the E.C., Ethicon shall be given notice of Tri-Point's decision to cease active pursuit of Regulatory Approval and shall have the right to use these submissions, approvals, information and data regarding the Product for use in the countries in which Tri-Point ceases to pursue Regulatory Approval. Tri-Point acknowledges that Ethicon's right to pursue Regulatory Approval in no way relieves Tri-Point of its obligations to pursue Regulatory Approval for the Product under this Agreement.

          2. Ethicon shall have the right to review and comment on strategies and protocols of the clinical trials and regulatory submissions made by Tri-Point related to the Product.

          3. Within ninety (90) days after the execution and delivery of this Agreement, Tri-Point shall submit to Ethicon its one and two year manufacturing capability plan (the "Manufacturing Plan") for completing implementation of procedures and facilities for producing the Product which satisfy the requirements of Article IV of this Agreement. Ethicon shall promptly review such procedures and discuss with Tri-Point changes, if any, required to meet such provisions.

Notwithstanding Ethicon's review of such procedures, it is expressly acknowledged that Tri-Point shall be solely responsible for complying with its obligations under Article IV.

          4. Within six (6) months after the execution and delivery of this Agreement, Tri-Point shall allow Ethicon to audit or have audited the manufacturing facilities that Tri-Point shall use to produce the Product to confirm that such facilities are adequate to meet the requirements of the Manufacturing Plan and the requirements of Article IV of this Agreement.

          5. During this Agreement, the parties agree to form an Advisory Board made up of not more than three (3) individuals each from Tri-Point and Ethicon, which shall include Tri-Point's President and Ethicon's Vice President, Growth Technologies and New Business Development and associated members. The Advisory Board will meet from time to time (at least once a calendar quarter and more frequently if mutually agreed to by Tri-Point and Ethicon) to discuss the details of the research, development, regulatory approval process and associated time lines for the Product and Improvements, as well as to review and discuss the adequacy of Tri-Point's manufacturing facilities to meet the requirements of this Agreement. The location, time and length of such meetings shall be agreed to by the parties. The Advisory Board shall alternate the location of its meetings between the facilities of each of the parties or by mutual agreement meet at either facility or telephonically.

     D.   EX-U.S. AND E.C. REGULATORY APPROVALS.
          -------------------------------------

          1. Ethicon shall have the right but not the obligation, to pursue regulatory approval of the Product and any Improvements in all countries outside the U.S. and the E.C. (individually, an "Ethicon Territory", and collectively, the "Ethicon Territories") at its own expense. In the event Ethicon pursues such approvals, Tri-Point shall provide to Ethicon copies of all Regulatory Filings as well as provide to Ethicon such assistance and other information as shall be reasonably necessary for Ethicon to obtain such approvals including, but not limited to, the right to cross-reference Tri-Point's Regulatory Filings (it being understood that, to the extent necessary to protect Tri-Point's proprietary information, Tri-Point may provide directly to a regulatory authority such proprietary information so long as it does not adversely impact Ethicon's ability to obtain the Regulatory Approval from such regulatory authority).

          2. With respect to the Ethicon Territories (excluding the Excluded Territories), Ethicon shall be responsible for and shall use reasonable and customary efforts in obtaining any Regulatory Approvals, permits and licenses necessary to market the Product and any Improvement in such Territories. The timing of Ethicon's efforts to obtain Regulatory Approvals shall be guided by Ethicon's marketing plans and will be under the sole discretion of Ethicon. All such approvals, permits and licenses shall be in Ethicon's (or its Affiliates) name unless otherwise required by law.

     E.   REVERSION OF COUNTRIES TO TRI-POINT.
          -----------------------------------

          1. If, within one (1) year after obtaining Regulatory Approval in the U.S. for the Product or any Improvement, Ethicon or its Affiliates do not commence reasonable and customary efforts to obtain Regulatory Approval for the Product or Improvement in a particular Ethicon Territory (excluding the Excluded Territories, and other than as a result of an event of force majeure or Tri-Point's failure to meet its obligations under this Agreement), then Tri-Point shall have the option to have Ethicon's exclusive rights to such Ethicon Territory for such Product or Improvement revert back to Tri-Point. Tri-Point shall exercise such right by providing written notice to Ethicon of its desire to exercise such option. Rights to such Ethicon Territory shall automatically vest in Tri-Point thirty (30) days after delivery of such notice by Tri-Point. Conveyance to Tri-Point of rights to such Ethicon Territory shall be contingent upon Tri-Point agreeing to make no sales outside of such Ethicon Territory (such restriction not being applicable to the Reverted Territories) of the Product or Improvement, and committing to reasonable contractual provisions which will not allow others to sell the Product or Improvement outside of such Ethicon Territory and Reverted Territories. Reversion of such rights to Tri-Point shall not entitle Tri-Point to any rights in Ethicon's trademarks, tradename, tradedress, etc., which it uses in connection with the Product or Improvement (except as may otherwise be provided in this Agreement).

          2. If, within one (1) year of obtaining the requisite approvals (including, but not limited to, Regulatory Approvals) necessary to market the Product or any Improvement in a particular Ethicon Territory (excluding the Excluded Territories), Ethicon or its Affiliates do not initiate marketing of such Product or Improvement in such Ethicon Territory (other than as a result of an event of force majeure or Tri-Point's failure to comply with the provisions of this Agreement), then Tri-Point shall have the option to have Ethicon's exclusive rights to such Ethicon Territory revert back to Tri-Point. Tri-Point shall exercise such right by providing written notice to Ethicon of its desire to exercise such option. Rights to such Ethicon Territory shall automatically vest in Tri-Point thirty (30) days after delivery of such notice by Tri-Point. Conveyance to Tri-Point of rights to such Ethicon Territory shall be contingent upon Tri-Point agreeing to make no sales outside of such Ethicon Territory (such restriction not being applicable to the Reverted Territories) of the Product or Improvement, and committing to reasonable contractual provisions which will not allow others to sell the Product or any Improvement outside of such Ethicon Territory and the Reverted Territories. Reversion of such rights to Tri-Point shall not entitle Tri-Point to any rights in Ethicon's trademarks, tradename, tradedress, etc., which it uses in connection with the Product or Improvement (except as may otherwise be provided in this Agreement). Upon any such reversion of an Ethicon Territory to Tri-Point, Ethicon shall, to the extent reasonably possible, assign to Tri-Point such Regulatory Approvals which Ethicon may have obtained in such Reverted Territory which relate solely to the Product or any Improvement.

     F.   REVERSION OF COUNTRIES BACK TO ETHICON.
          --------------------------------------

          1. If, within one (1) year after Tri-Point obtains rights to a Reverted Territory for the Product or any Improvement, Tri-Point or its Affiliates do not commence reasonable and customary efforts to obtain Regulatory Approval for the Product or Improvement in such Reverted Territory (other than as a result of an event of force majeure or Ethicon's failure to meet its obligations under this Agreement), then Ethicon shall have the option to have Tri-Point's exclusive rights to such Reverted Territory for such Product or Improvement revert back to Ethicon. Ethicon shall exercise such right by providing written notice to Tri-Point of its desire to exercise such option. Rights to such Reverted Territory shall automatically vest in Ethicon thirty
(30) days after delivery of such notice by Ethicon. Reversion of such rights to Ethicon shall not entitle Ethicon to any rights in Tri-Point's trademarks, tradename, tradedress, etc., which it uses in connection with the Product or Improvement (except as may otherwise be provided in this Agreement).

          2. If, within one (1) year of obtaining the requisite approvals necessary to market the Product or any Improvement in a particular Reverted Territory, Tri-Point or its Affiliates do not initiate marketing of such Product or Improvement in such Reverted Territory (other than as a result of an event of force majeure or Ethicon's failure to meet its obligations under this Agreement), then Ethicon shall have the option to have Tri-Point's exclusive rights to such Reverted Territory revert back to Ethicon. Ethicon shall exercise such right by providing written notice to Tri-Point of its desire to exercise such option. Rights to such Reverted Territory shall automatically vest in Ethicon thirty (30) days after delivery of such notice by Ethicon. Conveyance of such rights to Ethicon shall not entitle Ethicon to any rights in Tri-Point's trademarks, tradename, tradedress, etc., which it uses in connection with the Product or Improvement (except as may otherwise be provided in this Agreement).

     G.   MILESTONE PAYMENTS.  In consideration of Tri-Point entering into this
          ------------------
exclusive Supply and Distribution Rights Agreement, and of Tri-Point's reaching certain milestones relating to the Product, Ethicon shall pay to Tri-Point the following payments:

          1. the sum of Four Million Five Hundred Thousand Dollars ($4,500,000) due the date of execution of this Agreement (One Million Dollars of which (the "Pre-Paid Amount") is subject to the credit provisions set out in
Article III(L)); and

          2. the sum of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXX, due within ten (10) days after receipt by Ethicon of a copy of the written notification from the FDA for the first Regulatory Approval (PMA notification) for the Product in the Field.

The foregoing Milestone Payments shall be made by wire transfer to the account designated by Tri-Point in writing no later than five (5) business days prior to the date on which transfer is to be made.

     H.   FUNDING FOR CLINICAL STUDIES.
          ----------------------------

          1. Ethicon shall reimburse Tri-Point for up to XXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXX of the direct costs incurred by Tri-Point in having contract research organization(s) perform clinical studies related to the Product for FDA Regulatory Approval purposes for use in the Field. Payment of such costs by Ethicon shall be made within thirty (30) days of receipt from time to time of a written invoice from such research organizations identifying the costs involved. Such invoice shall provide in reasonable detail a breakdown of the work performed, the time and materials involved, the personnel involved, and such other items as Ethicon shall reasonably request. Ethicon shall have the right to audit such research organization's records to verify the accuracy of such invoices.

          2. The aggregate of all amounts paid by Ethicon pursuant to the preceding Article III(H)(1) shall be creditable against any royalties due by Ethicon to Tri-Point pursuant to Article IV(D).

     XXXXXXXXXXXXXXXXXXXXXXXXXXX
          -------------------

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                             --------  -------
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXX
          --------------------

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     L.   PRE-PAID AMOUNT.  The Pre-Paid Amount shall be creditable (i) first,
          ---------------
against any Product or Improvement purchases by Ethicon under this Agreement and
(ii) second, against royalty payments not previously used up with other credits under this Agreement, subject in both cases to maximum annual creditable amounts set out in the amortization schedule on Exhibit F.

                                  ARTICLE IV

IV.  SUPPLY OF PRODUCT
     -----------------

     A.   EXCLUSIVE SUPPLY OF PRODUCT.  Except as specifically provided by the
         ---------------------------
provisions of this Agreement, Tri-Point shall be the exclusive supplier of the Product and any Improvement to Ethicon during the term of this Agreement, and Tri-Point shall exclusively supply the Product and any Improvement to Ethicon during the term of this Agreement.

     B.   ORDERS, PRICES AND TERMS.
          ------------------------

          1. The purchase price ("Purchase Price") for each unit of the Product or Improvement purchased from Tri-Point shall be (i) XXXXXXXXXXXXXXXXXXXXXX of the average Net Sales for such Product or Improvement; provided, however, that in no event shall the Purchase Price for
             --------  -------
such Product be less than XXXXXXX per each Product unit.

          2. The parties shall use the Invoice Price for purposes of invoicing and shipping the Product or Improvement. The parties shall, on a calendar quarter basis, reconcile the Invoice Price initially charged to Ethicon to the Purchase Price as follows. Ethicon shall provide to Tri-Point no later than the thirtieth (30th) day after the end of each calendar quarter Ethicon's calculation (along with a summary of the sales and/or transfers on which such calculation is based) of the average Net Sales per unit for each Product or Improvement, along with a calculation of the difference between such amount and the actual Invoice Prices charged. For purposes of calculating the average Net Sales, Ethicon shall combine the average Net Sales per unit in the U.S. for the just-completed calendar quarter, along with the average Net Sales per unit outside the U.S. for the calendar quarter which preceded the just-completed calendar quarter. The average Net Sales shall be based upon the total Products or Improvements shipped by Ethicon or its Affiliates to customers during such calendar quarters. If such calculation indicates that the aggregate Invoice Price exceeded the aggregate Purchase Price during such quarters, then Tri-Point shall issue a check to Ethicon within ten (10) business days of receipt of such calculation of such amount or, at Ethicon's option, Ethicon may credit such excess amount against royalties or purchases under this Agreement. If such calculation indicates that the aggregate Invoice Price was less than the aggregate Purchase Price during such quarters, then Ethicon shall submit such amount to Tri-Point when it provides such calculation to Tri-Point. For purposes of this Agreement, calendar quarters commence on each January 1, April 1, July 1 and October 1.

          3. Notwithstanding the minimum purchase price of XXXXXXX set out in the preceding paragraph (B)(1) (the "Minimum Purchase Price"), in the event that
(i) for any two consecutive calendar quarters after the third anniversary of this Agreement the Purchase Price is XXXXXXX or (ii) for any two consecutive calendar quarters after the first anniversary of commercial sale of a Product in either the U.S. or the E.C. the Purchase Price is XXXXXXX, then in either such event the parties shall negotiate in good faith equitable adjustments to the Minimum Purchase Price to take into account market and economic conditions.

          4. All shipments of the Product or Improvements shall be F.O.B. Tri-Point's (or Tri-Point's subcontractor's) U.S. manufacturing facility, and shall be accompanied by a packing slip which describes the Product or Improvements, states the purchase order number and shows the shipment's destination. To the extent of any conflict or inconsistency between this

Agreement and any purchase order, purchase order release, confirmation, acceptance or any similar document, the terms of this Agreement shall govern.

          5. Ethicon shall by the first business day of each calendar month provide purchase orders to Tri-Point for Ethicon's Product or Improvement requirements for the second calendar month following the month in which the purchase order is to be provided (i.e., a sixty (60) day advance purchase order requirement). Tri-Point shall be obligated to supply such Products or Improvements as requested by Ethicon to the extent the purchase orders do not exceed by an amount greater than 15% the latest First Quarter Forecast provided pursuant to Article IV(I). Tri-Point shall use its commercially reasonable efforts to fill any orders in excess of such amounts. Ethicon shall at all times be obliged to purchase the quantity of the Product and Improvements requested in such purchase orders and, in any event, shall be obligated to purchase at least eighty five percent (85%) of each First Quarter Forecast during the calendar quarter to which such First Quarter Forecast relates.

          6. Ethicon will make payment upon any ordered Product or Improvements within thirty (30) days from date of invoice for such Product or Improvements (said invoice to be dated the date of shipment and forwarded directly to Ethicon via first class mail or other mutually agreed-upon means).

     C.   ANNUAL PURCHASE MINIMUMS.
          ------------------------

          1. Upon the Product receiving Regulatory Approval in the U.S. or the E.C., then during each year commencing with the date of first commercial sale in the U.S. or the E.C., as applicable (but in no event shall such yearly period commence later than four (4) months after the date Tri-Point notifies Ethicon of such Regulatory Approval), there shall be annual purchase minimums for the Product as set out on Exhibit B. Purchases of Product by Ethicon during the four
(4) months prior to the commencement of the first commercial sale in the U.S. or the E.C. shall be counted towards the annual minimum purchase minimum for the first year period.

          2. In the event Ethicon does not meet the applicable annual purchase minimums set out on Exhibit B for two consecutive years, but not including the first year of commercial sales in the U.S. or E.C. (it being understood that if no commercial sales have commenced in either the U.S. or E.C. after Regulatory Approval, then the first year shall be deemed to commence four (4) months after the date Tri-Point notifies Ethicon of such Regulatory Approval), then Tri-Point's sole and exclusive remedy shall be its option to terminate this Agreement effective upon thirty (30) days prior written notice of Tri-Point's intention to so terminate this Agreement (it being understood that any such failure to meet the annual purchase minimums shall not be considered to be an Event of Default under this Agreement); provided, however, that upon delivery of
                                        --------  -------
such termination notice Ethicon shall not be obligated to purchase any more Products under this Agreement from Tri-Point (irrespective of whether or not Ethicon has become committed to purchase such Products pursuant to the terms of this Agreement).

          3. So long as Ethicon meets the combined U.S. and E.C. applicable annual purchase minimums in each year, irrespective of whether those purchases were for the U.S. market, the E.C. market and/or for other countries outside those markets, then Ethicon shall be deemed to have met the annual purchase minimums for such year.

          4. Ethicon shall not be considered as having failed to meet the annual purchase minimums in the event such failure is a result of Tri-Point's failure to supply a Product or Improvement under this Agreement, or in the event of a recall or government initiated action with respect to a Product or Improvement.

     D.   ROYALTIES.
          ---------

          1. In further consideration of the rights granted to Ethicon under this Agreement, Ethicon shall pay to Tri-Point on a country by country basis in the Territory the following royalties:

               a. in a country where at least one Patent has issued to Tri-Point, and Ethicon or its Affiliates, directly or indirectly, makes, has made, uses, sells or otherwise transfers a Product or Improvement falling within the scope of a Valid Claim of any such Patents in force in that country, a royalty of XXXXXXXXXXXXXXXXXXX of Net Sales of such Product or Improvement in such country shall be paid by Ethicon to Tri-Point, until the expiration or abandonment of such Patent or Patents in said country;

               b. in a country where the Product or Improvement is not within the scope of a Valid Claim and is not provided for in Article IV(D)(1)(a) above where Ethicon or its Affiliates, directly or indirectly, makes, has made, uses, sells or otherwise transfers such Product or Improvement, a royalty of XXXXXXX XXXXXXXXXXXXXXXXXXXXXXXX of Net Sales of such Product or Improvement in such country shall be paid by Ethicon to Tri-Point;

provided, however, it is expressly understood that if a Product or Improvement
- --------  -------
falls within the scope of more than one Valid Claim of one or more Patents in a particular country, that the royalty due for sales in such country shall only be XXXXXXXXXXXXXXXXXXX no matter how many Patents or Valid Claims may exist.

          2. Royalties payable on sales outside the United States will be payable in United States Dollars calculated at the official rate of exchange of the currency of the country from which the royalties are payable as quoted by The Wall Street Journal, New York Edition, for the last business day of the
- -----------------------
calendar quarter for which the royalty payment is due. If the transfer or the conversion into United States Dollars in any such instance is not lawful or possible, the payment of such part of the royalties as is necessary shall be made by the deposit thereof, in the currency of the country where the sales were made on which the royalty was based, to the credit and account of the appropriate party or its nominee in any commercial bank or trust company of its choice located in that country, prompt notice of which shall be given the appropriate party.

          3. If the applicable royalty rate exceeds the permissible rate established by law in a given country for royalty payments in that country or royalty remission from that country, as the case may be, the rate of royalty payable by the party paying the royalty shall not exceed such established permissible rate.

          4. Any tax required to be withheld by Ethicon or any Affiliates or sublicensee under the laws of any foreign country for the account of Tri-Point shall be promptly paid by Ethicon or said Affiliates or sublicensee for and on behalf of Tri-Point to the appropriate governmental authority, and Ethicon or its Affiliates or sublicensees shall furnish Tri-Point with proof of payment of such tax together with official or other appropriate evidence issued by the appropriate governmental authority sufficient to enable Tri-Point to document claim for income tax credit in respect to any sum so withheld. Any such tax required to be withheld shall be an expense of and borne solely by Tri-Point.

          5. In the event that a party owes royalty, such party shall deliver to the party owed the royalty written reports of Net Sales during the preceding calendar quarter, on or before the thirtieth (30th) day following the end of each calendar quarter. In the event that a party owes royalty for sales made by its Affiliate or its sublicensee, such party shall deliver to the party owed the royalty written reports of Net Sales for such Affiliate or sublicensee during the preceding calendar quarter, on or before the ninetieth (90th) day following the end of each calendar quarter. Such reports shall include a calculation of the earned royalty due and shall be accompanied by the monies due (subject to adjustments as a result of the reconciliation of the Purchase Price with the Invoice Price).

          6. If Tri-Point ceases to supply any Product under this Agreement which is subject to a royalty under the provisions of this Article IV(D), then Ethicon shall, subject to the provisions of Article (V)(D), have the right to offset any expenses incurred for said interruption of supply against any royalty that would have been due Tri-Point under this Agreement.

          7. Ethicon's obligations to pay royalties under this Agreement shall be subject to any credits against such royalty obligation pursuant to the provisions of this Agreement.

     E.   LABELLING AND PACKAGING.
          -----------------------

          1. Ethicon shall provide to Tri-Point in writing the Labelling/Packaging Specifications for the Product or any Improvement within a reasonable period of time prior to the first order by Ethicon of each Product or Improvement (but in any event no later than thirty (30) days prior to the placement of such order) in order to allow Tri-Point to be able to satisfy Ethicon's requirements. Such Labelling/Packaging Specifications shall be provided in camera ready form, where appropriate. When provided, the Labelling/Packaging Specifications shall become part of the Specifications for the Product or Improvement. Ethicon shall have the option, but not the obligation (except as may legally be required), to identify on the packaging for the Product or Improvements Tri-Point as the manufacturer of the Product or Improvement.

          2. In the event some or all of the Labelling/Packaging Specifications are required for Tri-Point's PMA or CE Mark submission for the Product or Improvement, then Ethicon shall provide such portion of the Labelling/Packaging Specifications as may be required for such PMA submission. Tri-Point shall provide Ethicon at least thirty (30) days advance notice of its requirements for the PMA or CE Mark submission.

          3. In addition, from time to time, Ethicon may request that there be improvements and/or changes to the Specifications should Ethicon determine such improvements or changes are necessary or desirable. Ethicon shall be responsible for the first XXXXXXXXX of the documented direct costs of Tri-Point in implementing any such change. In the event such change will cost more than XXXXXXXXX, if Ethicon and Tri-Point mutually agree to such change, then the costs in excess of XXXXXXXXX shall be equally split between the two. In the event such change is not consented to by Tri-Point (such consent not to be unreasonably withheld or delayed), then Ethicon may at its option, require Tri-Point to make such change at Ethicon's expense, with Ethicon recovering the costs of such change by deducting them first, against any royalties on sales of the Product/Improvement incorporating such change and second, against any Product/Improvement purchases incorporating such change. No more than one-fifth of the aggregate of such costs shall be applied in any one year against such royalties and/or Product/Improvement purchases.

          4. Tri-Point acknowledges that Ethicon is the exclusive owner of and has all rights to the trademarks, copyrights, plans, ideas, names, slogans, artwork and all other intellectual property that appear on or are otherwise used by Ethicon in connection with the Product and Improvements (except as may otherwise be provided in Article IV(F)). Ethicon acknowledges that such ownership rights do not extend to Tri-Point's proprietary formulae or other proprietary information or intellectual property rights.

          5. Delivery of any Product or Improvement by Tri-Point to Ethicon shall constitute a certification by Tri-Point that the Product or Improvement conforms to the Specifications. After delivery of a shipment of any Product or Improvement to Ethicon, Ethicon shall have forty-five (45) days to examine the Product or Improvement to determine if they conform to the Specifications and, on the basis of such examination, to accept or reject such shipment. Any claims for failure to so conform ("Claims") shall be made by Ethicon in writing to Tri-Point, indicating the nonconforming characteristics of the Product or Improvement.

          6. If Tri-Point agrees with such Claim, then as promptly as possible after the submission of a Claim by Ethicon, Tri-Point shall, at Ethicon's option, provide Ethicon (i) with a credit against future billings equal to the full amount paid by Ethicon for such Product or Improvements or (ii) replacement Product or Improvements. Tri-Point shall pay for all shipping costs of returning or destroying Product or Improvements that are the subject of such accepted Claims. Tri-Point shall bear the risk of loss for such Product or Improvements, beginning at such time as they are taken at Ethicon's premises for return delivery.

          7. If Tri-Point does not agree with such Claim, then the parties agree to submit the Product or Improvements in question to an independent party which has the capability of testing the Product or Improvements to determine whether or not it complies with the Specifications therefor. In the event the parties cannot agree upon such independent party, or in the event it is not possible to acquire the services of such an independent party, then such dispute shall be resolved pursuant to Article VI(L).

     F.   TRADEMARKS.
          ----------

          1. All trademarks to be used by Ethicon and/or its Affiliates in connection with the Product or Improvements shall be chosen by Ethicon and/or its Affiliates in their sole discretion and shall be owned by Ethicon and/or its Affiliates.

          2. Ethicon shall have the option, but not the obligation, to acquire all right and title to use Tri-Point's

Traumaseal(R) trademark on a worldwide basis at no cost in connection with the marketing, distribution, promotion, advertising and sale of the Product or Improvements. Exercise of such option must be made by Ethicon prior to the first commercial sale of the Product in the U.S. or the E.C., whichever occurs first. Ethicon shall acquire such trademark by providing written notice to Tri-Point of its desire to do so. Upon receipt of such notice, Tri-Point shall promptly undertake (at Ethicon's expense) to convey to Ethicon title to such trademark. Upon termination of this Agreement pursuant to Article V(B), and upon the written request of Tri-Point, Ethicon shall re-convey (at Tri-Point's expense) all rights, title and interest in such trademark to Tri-Point. Conveyance of such trademark by either of Ethicon or Tri-Point shall be made without any representation or warranty as to whether such trademark infringes the intellectual property rights of any third party.

          3. Upon the termination of this Agreement as a result of Ethicon's Event of Default under Article V(C)(1) or (2), then Tri-Point shall have the option, but not the obligation, to acquire all right and title to use the trademark or trademarks used by Ethicon or its Affiliates in connection with the marketing, distribution, promotion, advertising and sale of the Product and any Improvement (assuming such trademark is not the Traumaseal(R) trademark, in which event the provisions of the preceding paragraph shall apply) on a worldwide basis at no cost in connection with the marketing, distribution, promotion, advertising and sale of the Product or Improvements. Tri-Point shall acquire such trademark by providing written notice to Ethicon of its desire to do so. Upon receipt of such notice, Ethicon shall promptly undertake (at Tri-Point's expense) to convey to Tri-Point title to such trademark. Conveyance of such trademark shall be made without any representation or warranty as to whether such trademark infringes the intellectual property rights of any third party. Ethicon's obligation to convey such trademark shall be subject to: (i) such trademark not containing any word, partial word, or other attribute which is similar to or based upon any other trademark or tradename used by Ethicon or its Affiliates and (ii) Tri-Point providing to Ethicon indemnification for any loss, claim or damages of any nature whatsoever in connection with Tri-Point's use of such trademark.

     G.   OTHER RESPONSIBILITIES OF TRI-POINT.  During the term of this
          -----------------------------------
Agreement, Tri-Point and its Affiliates shall:

               i. Refer to Ethicon all customers' inquiries and correspondence which it receives relating to the sale of the Product or Improvements, as well as all customer complaints, adverse reaction information or notifications, correspondence, etc., with respect to the use of the Product or Improvements;

               ii. Maintain at all times manufacturing capacity and capabilities which shall allow it to satisfy the provisions of this Agreement and timely supply the Product or Improvements to Ethicon as contemplated under this Agreement;

               iii. Immediately notify Ethicon should it become aware of the Product or any Improvement infringing any patents, patent rights, patent applications, inventions, trademarks, service marks, trade names, copyrights, confidential information, trade secrets, proprietary rights or processes of any other person; and

               iv. Adhere to all laws, rules and regulations applicable to the manufacture and sale to Ethicon of the Product or Improvements under this Agreement.

     H.   OTHER RESPONSIBILITIES OF ETHICON.  During the term of this Agreement,
          ---------------------------------
Ethicon and its Affiliates shall:

               i. Inform Tri-Point of all adverse reaction information or notifications, with respect to the use of the Product or Improvements;

               ii. Immediately notify Tri-Point should it become aware of the Product or any Improvement infringing any patents, patent rights, patent applications, inventions, confidential information, trade secrets, proprietary rights or processes of any other person, or of the Product or any Improvement significantly infringing any trademark, service marks or tradenames; and

               iii. Adhere to all laws, rules and regulations applicable to the marketing, distribution, promotion, advertising and sale of the Product or Improvements under this Agreement.

     I.   FORECASTS.  During the term of this Agreement, Ethicon shall provide
          ---------
to Tri-Point no later than sixty (60) days prior to the first day of each calendar quarter a non-binding good faith estimate by month of Ethicon's requirements for the Product or Improvements for the next twelve (12) calendar months. The first calendar quarter of each such estimate shall be referred to as the "First Quarter Forecast". The second quarter of each such forecast may be adjusted by Ethicon in the next subsequent calendar quarter's forecast (at which point in time the second quarter becomes the First Quarter Forecast), provided that no such adjustment shall (absent the consent of Tri-Point) cause such First Quarter Forecast to be greater than one hundred fifty percent (150%) of the second quarter forecast contained in the immediately preceding forecast submitted under this Article IV(I).

     J.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          1.   Tri-Point represents and warrants to Ethicon that:

               a. the Product or Improvements will be manufactured in accordance with the Specifications for such Product or Improvement;

               b.   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                    XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

               c. the Product or Improvements are being sold to Ethicon free and clear of all liens, claims and encumbrances of any nature;

               d. as of the date of this Agreement, Tri-Point has no actual knowledge that the Product violates any patents, patent rights, patent applications, inventions, trademarks, service marks, trade names, copyrights, confidential information, trade secrets, proprietary rights or processes of any other person;

               e. as of the date of this Agreement, there are no pending or, to Tri-Point's actual knowledge, threatened suits, claims, or actions of any type whatsoever with respect to Tri-Point's Non-Absorbable cyanoacrylate adhesive products, Patents or Know-How;

               f. as of the date of this Agreement, all Patents presently owned by Tri-Point which relate to the manufacture, sale or distribution of the Product are owned by Tri-Point free of any encumbrances, liens or security interests;

               g. all necessary corporate (or partnership) and other authorizations, consents and approvals which are necessary or required for the entering into of this Agreement have been duly obtained;

               h.   the entering into of this Agreement by Tri-Point will not
                    (i) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give raise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Tri-Point under its organizational documents, as amended to date, or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement in which Tri-Point is a party or by which it or any of its properties or assets is bound or affected; and

               i. Tri-Point Medical L.P. is the sole stockholder of Tri-Point. Sharpoint Development Corporation, a Pennsylvania corporation, is the sole general partner of Tri-Point Medical L.P., with full control over the management of Tri-point Medical L.P.'s business and affairs, and Rolf D. Schmidt and F.W. Schmidt are the only shareholders of Sharpoint Development Corporation.

          2.   Ethicon represents and warrants to Tri-Point that:

               a. all necessary corporate and other authorizations, consents and approvals which are necessary or required for the entering into of this Agreement have been duly obtained; and

               b. the entering into of this Agreement by Ethicon will not (i) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give raise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Ethicon under its organizational documents, as amended to date, or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement in which Ethicon is a party or by which it or any of its properties or assets is bound or affected.

          3. THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT ARE THE SOLE REPRESENTATIONS AND WARRANTIES OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, THE PRODUCTS AND ALL IMPROVEMENTS). NEITHER PARTY IS MAKING ANY OTHER REPRESENTATION OR WARRANTY (EITHER EXPRESS OR IMPLIED, BY FACT OR LAW) OTHER THAN THOSE SET OUT IN THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY OR FREEDOM FROM INFRINGEMENT.

     K.   RETURNS.  Ethicon shall notify Tri-Point of any short shipment claims
          -------
within thirty (30) days of receipt of a shipment of Product or Improvements.

     L.   INSPECTION OF PRODUCT FACILITY.
          ------------------------------

          1. Ethicon shall have the right, upon reasonable advance notice and during regular business hours, to inspect and audit the facilities (including any facilities of sub-contractors) being used by Tri-Point for production of the Product or Improvements to assure compliance with applicable rules and regulations, U.S. Good Manufacturing Practices, the CE Mark Procedures (but only after E.C. Regulatory Approval for the Product is obtained), Ethicon quality control procedures (as referenced on Exhibit G), and with the other provisions of this Agreement (including such facilities' capacity to meet the requirements for Product as provided under this Agreement). Such inspection and audit shall be conducted at Ethicon's sole cost and expense and in a manner so as to minimize disruption of Tri-Point's business operations. Ethicon may conduct such audits not more than once per every two calendar quarters until the second anniversary of either U.S. or E.C. Regulatory Approval for the Product, and thereafter not more than once per every calendar year; provided, however, that
                                                       --------  -------
in the event any deficiencies are noted in any such audit, Ethicon shall have the right to re-inspect the facilities upon reasonable notice and during regular business hours to determine whether Tri-Point has remedied any such deficiencies.

          2. Tri-Point shall, within sixty (60) days after Tri-Point's receipt of written notice from Ethicon detailing any deficiencies which may be noted in any such audit which relate to U.S. Good Manufacturing Practices, CE Mark Procedures, Ethicon quality control procedures in effect as of the date of this Agreement, and Ethicon quality control procedures in effect after the date of this Agreement and with which Tri-Point was previously in compliance, remedy such deficiencies. During such sixty (60) day period, Tri-Point shall continuously use commercially reasonable efforts to remedy such deficiencies. In the event that Tri-Point does not remedy any of such deficiencies within such sixty (60) day period, then Ethicon shall be entitled to manufacture the Product or any Improvements itself and shall have a royalty bearing, exclusive license to the Patents and Know-How to make, have made, use, lease and sell the Product or any Improvement in the Field throughout the Territory during the term of this Agreement, as well as all rights to use and cross-reference Tri-Point's Regulatory Filings and to have access to the Escrow Deposit Materials solely in connection with the exercise of such license rights, all in accordance with the provisions of this Agreement.

          3. Notwithstanding the provisions of the foregoing Article IV(L)(2), in the event that, due to circumstances beyond Tri-Point's control, Tri-Point is not capable of remedying any deficiency within such sixty (60) day period, then the period for Tri-Point to remedy such deficiency shall be extended for an additional one hundred and twenty (120) days, subject to Tri-Point's continued use of commercially reasonable efforts to remedy such deficiency during such time period.

          4. Tri-Point shall, with respect to any written deficiencies which may be noted in any such audit which relate to Ethicon quality control procedures in effect after the date of this Agreement and with which Tri-Point was not previously in compliance with, continuously use commercially reasonable efforts to remedy any deficiencies.

          5. Tri-Point acknowledges that the provisions of this Article IV(L) granting Ethicon certain audit rights shall in no way relieve Tri-Point of any of its obligations under this Agreement, nor shall such provisions require Ethicon to conduct any such audits.

     M.   INSURANCE.  Tri-Point agrees to procure and maintain in full force and
          ---------
effect during the term of this Agreement valid and collectible insurance policies in connection with its activities as contemplated hereby which policies shall provide for the type of insurance and amount of coverage described in Exhibit D. Upon Ethicon's request, Tri-Point shall provide to Ethicon a certificate of coverage or other written evidence reasonably satisfactory to Ethicon of such insurance coverage.

     N.   COMPLIANCE WITH CERTAIN LAWS.
          ----------------------------

          1. Tri-Point and Ethicon each agree to comply with the applicable provisions of any federal (United States or otherwise) or state law and all executive orders, rules and regulations issued thereunder, whether now or hereafter in force, including Executive Order 11246, as amended, Chapter 60 of Title 41 of the Code of Federal Regulations, as amended, prohibiting discrimination against any employee or applicant for employment because of race, color, religion, sex or national origin; Article 60-741.1 of Chapter 60 of 41 Code of Federal Regulations, as amended, prohibiting discrimination against any employee or applicant for employment because of physical or mental handicap; Article
60.250.4 of Chapter 60 of 41 Code of Federal Regulations, as amended, providing for the employment of disabled veterans and veterans of the Vietnam era; Chapter 1 of Title 48 of the Code of Federal Regulations, as Amended, Federal Acquisition Regulations; Articles 6, 7 and 12 of the Fair Labor Standards Act, as amended, and the regulations and orders of the United States Department of Labor promulgated in connection therewith; and any provisions, representations or agreements required thereby to be included in this Agreement are hereby incorporated by reference.

          2. If any Product or Improvements are ordered by Ethicon under U.S. government contracts, Tri-Point agrees that all applicable federal statutes and regulations applying to Ethicon as contractors are accepted and binding upon Tri-Point insofar as Tri-Point may be deemed a subcontractor.

          3. Ethicon shall adhere to all laws, rules and regulations applicable to the marketing, distribution, promotion, advertising and sale of the Product and any Improvement.

     O.   TRI-POINT AUDIT RIGHTS.
          ----------------------

          1. Ethicon shall maintain complete and accurate books and records with respect to the Net Sales Price of Products and Improvements, the Purchase Price for the Product and any Improvements, compliance with Minimum Annual Purchase requirements, and any royalties payable by Ethicon. Ethicon shall maintain the books and records in accordance with generally accepted accounting principles and for a period of two (2) years after the submission of each report required to be submitted by Ethicon to Tri-Point under this Agreement; provided,
                                                                       --------
however, that if there is a good faith dispute between the parties continuing at
- -------
the end of any such two (2) year period with respect to such books or records, then the time period for Ethicon to maintain such books and records under dispute shall be extended until such time as the dispute is finally resolved.

          2. Tri-Point shall have the right to nominate an independent accountant acceptable to and approved by Ethicon (which approval shall not be unreasonably withheld or delayed) who shall have access to the relevant Ethicon records during reasonable business hours for the purpose of verifying, at Tri-Point's expense, the Purchase Price, the Net Sales Price and royalty calculations provided for in this Agreement for the preceding year, but this right may not be exercised more than once in any year. Tri-Point shall solicit or receive only information relating to the accuracy of the information and the payments made. Ethicon shall be entitled to withhold approval of an accountant which Tri-Point nominates unless the accountant agrees to sign a confidentiality agreement with Ethicon which shall obligate such accountant to hold the information he receives from Ethicon in confidence, except for information necessary for disclosure to Tri-Point necessary to establish the accuracy of the reports and amounts paid to Tri-Point. Such audit rights shall survive for one year after the expiration or termination of this Agreement.

          3. Any underpayment of royalty shall be paid within thirty (30) days of the delivery of a detailed written accountants report to the party paying royalty. Any overpayment of royalty shall be credited to the next royalty payment due from the party paying the royalty. If no further royalty payments will be due then a refund will be made within sixty (60) days of the audit.

     XXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                                                    XXXXXXXX  XXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

               XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
          XXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXX

     R.   RECALLS.
          -------

          1. In the event any governmental agency having applicable jurisdiction shall order any corrective action with respect to the Product or any Improvement supplied hereunder (including any recall of any product containing the Product or any Improvement), customer notice, restriction, change, corrective action or market action or the Product or any Improvement change, and the cause of such corrective action is due to a breach by Tri-Point of any of its warranties, representations, obligations or covenants contained herein, then Tri-Point shall be liable, and shall reimburse Ethicon for the reasonable costs of such action, including the cost of the Product or any Improvement affected thereby whether or not such particular Product or Improvement shall be established to be in breach of any warranty by Tri-Point hereunder.

          2. In the event that Ethicon determines to undertake any recall of the Product or any Improvement supplied hereunder (including any recall of any product containing the Product or any Improvement), customer notice, restriction, change, corrective action or market action or any Product change, and the cause of such corrective action is due to a breach by Tri-Point of any of its warranties, representations, obligations or covenants contained herein, then Tri-Point shall be liable, and shall reimburse Ethicon for the reasonable costs of such action, including the cost of any Product affected thereby whether or not such particular Product shall be established to be in breach of any warranty by Tri-Point hereunder.

                                   ARTICLE V

V.   GENERAL TERMS AND CONDITIONS
     ----------------------------

     A.   CONFIDENTIALITY; PRESS RELEASES.
          -------------------------------

          1. Ethicon and Tri-Point will be exchanging information relating to the Product or Improvements at the inception of and from time to time during the term of this Agreement. Any such information which is considered by the disclosing party to be confidential will be identified in writing as confidential information or, if disclosed orally or in another non-written manner, shall be confirmed in writing as being confidential promptly after the disclosure thereof. The party receiving such information will maintain the information in confidence using the same standard of care it uses to maintain its own information in confidence, and shall only use such information solely for purposes of performing its obligations under this Agreement. Such obligation of confidentiality shall not apply to information which (i) is known to the receiving party prior to the disclosure, (ii) is publicly known as of the date of the disclosure, (iii) becomes publicly known after the date of disclosure through no fault of the receiving party or any person or entity to whom the receiving party has disclosed the information, (iv) is received from a third party who has no obligation of confidentiality to the disclosing party or
(v) is developed independently by the receiving party. Such obligation of confidentiality shall continue for a period of seven (7) years from the date of disclosure of the confidential information (except for any Specifications or manufacturing know-how, in which event such confidentiality period shall continue for a period of ten (10) years from the date of disclosure), and shall survive the expiration or any termination of this Agreement.

          2. Notwithstanding the foregoing Article V(A)(1), Ethicon shall be permitted to disclose to its wholesalers and other direct customers such confidential information relating to the Product or Improvements as Ethicon shall reasonably determine to be necessary in order to effectively market and distribute the Product or Improvements, provided that such entities undertake the same confidentiality obligation as Ethicon has with respect to Tri-Point's confidential information.

          3. Except as may be required by applicable laws, rules or regulations (including in connection with a public offering of securities by Tri-Point), neither party will originate any publicity, news release, or other public announcement, written or oral, whether to the public press or otherwise, relating to any amendment hereto or to performance hereunder or the existence of an arrangement between the parties, without the prior written approval of the other party. In the event disclosure is required by applicable law, rules or regulations, then the party required to so disclose such information shall, to the extent possible, provide to the other party for its approval (such approval not to be unreasonably withheld) a written copy of such public announcement at least five (5) business days prior to disclosure.

          4. Notwithstanding the foregoing Article V(A)(3), Tri-Point shall have the right to make a press release with respect to its entering into this Agreement. Tri-Point shall provide to Ethicon a copy of the proposed press release no less than five (5) business days prior to its proposed release. The contents of such press release shall be subject to Ethicon's consent, such consent not to be unreasonably withheld or delayed.

          5. Neither party shall use the name of the other for advertising or promotional claims without the prior written consent of the other party.

     B.   TERM.  This Agreement shall remain in effect for a period of eight (8)
          ----
years from the date of this Agreement, and may be renewed thereafter for successive additional periods of one (1) year each by Ethicon upon at least ninety (90) days' notice prior to the expiration of the applicable period.

     C.   EVENTS OF DEFAULT.
          -----------------

          1. The occurrence of any one or more of the following acts, events or occurrences shall constitute an "Event of Default" under this Agreement:

                         i. either party becomes the subject of a Bankruptcy Event; or

                         ii. either party breaches any material provision of this Agreement or defaults in the performance or observance of any material provision hereof, and fails to remedy such breach or default within sixty (60) days after receipt of notice thereof.

          2. Notwithstanding the foregoing Article V(C)(1)(ii), in the event of a breach or default which cannot be remedied within such sixty (60) day period (other than a failure to supply Product or Improvements by Tri-Point), so long as the breaching/defaulting party is diligently attempting to remedy such breach or default, an Event of Default shall not have occurred until four
(4) months after notice of such breach or default and only if such breach or default is not cured during such period.

          3.   An Event of Default by Tri-Point shall also have occurred:

                         i. in the event Tri-Point breaches the Escrow Agreement, and such breach is not remedied as provided for in the Escrow Agreement;

                         ii. if Regulatory Approval for the Product is not obtained in the U.S. within two (2) years from the date of submission of the 510(k) notification or PMA.

     D.   REMEDIES.
          --------

          1. Immediately upon the occurrence of any Event of Default by Tri-Point pursuant to Article V(C)(1), (C)(2) or V(C)(3)(i), then Ethicon shall have the option, in its sole discretion, to either (i) terminate Tri-Point's right to supply the Product and any Improvement under this Agreement by delivering written notice thereof, and take a royalty bearing, exclusive license in the Territory to the Patents and Know-How to make, have made, use, lease and sell the Product or any Improvement in the Field throughout the Territory during the term of this Agreement, as well as all rights to use and cross reference Tri-Point's Regulatory Filings and to have access to the Escrow Deposit Materials solely in connection with the exercise of such license rights, all in accordance with the provisions of this Agreement, as modified pursuant to Article V(D)(3)(ii), or (ii) terminate this Agreement in its entirety by delivering written notice thereof and pursue any and all legal remedies available to it under law and pursuant to this Agreement including, but not limited to, seeking recovery from Tri-Point of all damages or losses of any nature whatsoever (such as consequential damages, lost profits, direct costs, etc.).

          2. Immediately upon the occurrence of an Event of Default by Tri-Point pursuant to Article V(C)(3)(ii), Ethicon shall have the right to terminate this Agreement by delivering written notice thereof to Tri-Point. Such right of termination shall be the sole and exclusive remedy available to Ethicon upon such an Event of Default.

          3. In the event Ethicon elects to take a license pursuant to Article V(D)(1)(i), (i) it shall only be permitted to recover from Tri-Point those direct costs which it incurred in connection with the breach, any such costs to be offset solely against the royalties payable to Tri-Point under such license; (ii) this Agreement shall remain in full force and effect, except for the provisions of the Agreement specified on Exhibit H, which provisions shall no longer remain in force or effect, or shall be modified as indicated on Exhibit H, as the case may be; and (iii) Tri-Point shall use its diligent efforts to assist Ethicon in procuring manufacturing capabilities for the Product or Improvements in the event of such termination.

          4. In the event Ethicon elects to pursue legal recourse against Tri-Point pursuant to Article V(D)(1)(ii), this Agreement shall terminate including, without limitation, Ethicon's license rights under this Agreement, and Ethicon shall not be entitled to have access to the Escrow Deposit Materials.

          5. Immediately upon the occurrence of any Event of Default by Ethicon pursuant to Article V(C)(1) or (C)(2), Tri Point shall have the right to terminate this Agreement by delivering written notice thereof to Ethicon. If Tri-Point so terminates this Agreement, then Tri-Point shall also have the right to pursue any and all remedies available to Tri-Point at law or in equity including, without limitation, the right to seek to recover from Ethicon any and all damages and losses of any nature whatsoever (including, without limitation, consequential damages, lost profits, and direct damages).

          6. The parties expressly acknowledge that the remedy provisions contained in this Article are reasonable, considering the intended nature and scope of this Agreement, and considering the investments and undertakings required on the part of the parties in connection herewith.

          7. Upon termination of this Agreement by Tri-Point (other than as a result of Ethicon's determination not to renew this Agreement pursuant to
Article V(B)), Ethicon shall have one hundred eighty (180) days in which to sell out its stock of any Product or Improvements it possesses or has committed to purchase under this Agreement (it being understood that the royalty obligations under this Agreement shall continue to apply to any such sales).

          8. Notwithstanding the foregoing, it is agreed by the parties that the foregoing provisions are not intended to modify the provisions of this Agreement with respect to the costs of Product Liability Claims, which are separately handled pursuant to the provisions of Article IV(Q).

     E.   ESCROW AGREEMENT.  Tri-Point agrees to place into escrow upon signing
          ----------------
of this Agreement and on each succeeding one year anniversary date of this Agreement (if necessary to update or supplement the then current Process Descriptions and/or Regulatory Filings), a sealed envelope containing a copy of the

Process Descriptions for each Product or Improvement along with a copy of the Regulatory Filings (collectively, the "Escrow Deposit Materials"), to be held subject to the terms and conditions of the Escrow Agreement. Tri-Point shall, upon placing the Escrow Deposit Materials into escrow, so notify Ethicon of such fact in writing. Tri-Point and Ethicon shall each be responsible for paying XXXXXXXXXXXXXXXXXXXXX of the fees and other charges of the Escrow Agent under the Escrow Agreement.

     F.   INVENTIONS.
          ----------

          1. Title to any inventions or discoveries made by Tri-Point employees or agents without inventive contribution of Ethicon employees or agents, based on any Tri-Point Know-How related in any way to the Product or any Improvement or developed during Tri-Point's performance under this Agreement ("Tri-Point Inventions") shall belong to Tri-Point. Tri-Point may file applications for U.S. Patents at its own expense for such Tri Point Inventions and shall keep Ethicon fully and promptly informed as to such Tri-Point Inventions and the filing, prosecution and maintenance of such patent application(s) and patent(s) and corresponding foreign patent applications. If Tri Point does not elect to file, prosecute or maintain any such patent application(s) or patent(s) on such Tri-Point Inventions after being reduced to practice, Tri-point shall so notify Ethicon and Ethicon shall, in its sole discretion, have the right to require that Tri-Point file, prosecute or maintain at Ethicon expense on a country by country basis such patent application(s) or patent(s) on such Tri-Point Inventions; provided, however, that in the event any
                                        --------  -------
such Tri-Point Inventions can be kept a trade secret, then Ethicon shall only have the right to request that Tri-Point file such patent applications. In that event, Ethicon shall pay the costs and expenses of and manage the prosecution of such patent application(s) or patent(s). Tri-Point will cooperate in a timely manner with Ethicon to prepare, review and execute all such patent applications and further papers as may be necessary to enable the parties to protect such Tri-Point Inventions by patent. Ethicon shall cease to have any further obligation to pay a royalty to Tri-Point in such country under Article IV(D), until Ethicon shall have recovered all costs and expenses associated with filings, prosecuting, issuing and maintaining said patent application(s) or patent(s). In addition, Ethicon shall have no obligation to pay royalty on said patent.

          2. Title to any inventions and discoveries made by Ethicon employees or agents without inventive contribution by Tri-Point employees or agents and not based on any Tri-Point Know-How and conceived or first reduced to practice under this Agreement (hereinafter, "Ethicon Inventions") shall belong to Ethicon. Ethicon may file patent application(s) for Ethicon Inventions in its own discretion and at its own expense.

          3. Title to any inventions or discoveries (i) made jointly by employees or agents of Tri-Point and Ethicon or (ii) made by Ethicon employees or agents without inventive contribution by Tri-Point employees or agents and based upon Tri Point's Know-How (other than Know-How which is in the public domain through no fault of Ethicon) and, in either case, conceived or first reduced to practice under this Agreement (hereinafter, "Joint Inventions") shall belong to Tri-Point and Ethicon jointly, i.e. each shall own an undivided one-half interest therein. Tri-Point and Ethicon shall keep each other fully and promptly informed as to such Joint Inventions. After Joint Inventions are reduced to practice Ethicon shall have primary responsibility for filing, prosecuting and maintaining any U.S. patent application(s) or patent(s) and foreign counterpart thereof for Joint Inventions, but shall give full consideration to Tri-Point's recommendations including selection of attorney(s). The expenses for Joint Inventions shall be borne equally by Ethicon and Tri-Point, but either may, by giving timely notice to the other, withdraw from further participation in the filing, prosecution and/or maintenance of any such patent application(s) or patent(s) and shall not be liable for any expenses incurred after written notice is given. If either party does not elect to file, prosecute or maintain any such patent application(s) or patent(s) in a country or countries, or after electing to participate in the filing, prosecution and/or maintenance on such Joint Inventions in a country or countries, does not pay its share of the expenses within one hundred twenty (120) days of written notification of expenses being due, the other party, in its sole discretion, shall have the right to file, prosecute or maintain at its expense on a country by country basis each such patent application(s) and patent(s). In that event, the party paying all the costs and expenses shall cease to have any further obligation to pay a royalty to the other party on such patent(s) in such country.

          4. Each party shall require its employees or agents responsible for conducting research in performance of this Agreement to keep contemporaneous records of their results and findings in sufficient detail to document any inventions or discoveries made by such employees and agents under this Agreement in bound notebooks (that shall be reviewed and signed by a witness on a regular basis).

          5. Tri-Point and Ethicon will cooperate in a timely manner to prepare, review and execute patent applications and all such further papers as may be necessary to enable the parties to protect Joint Inventions by patent in any and all countries and to vest title to said patent application(s) and patent(s) and assist in Patent Office proceedings.

          6. If either party wishes to practice a patented Joint Invention outside the grant provided to Ethicon under

Article III(A), the party practicing the patented Joint Invention will pay a royalty of XXXXXXXXXXXXXXXXXX of the net selling price (which shall mean Net Sales with respect to any Other Product or Improvement) of any Other Product or Improvement unless said Joint Invention is used solely by a party in fulfilling its obligations under this Agreement; provided, however, that if a party seeks
                                      --------  -------
to practice a patented Joint Invention for which it did not pay its share of the cost and expenses, such party shall have to reimburse the party that paid the costs and expenses one half of the documented costs and expenses incurred in the country or countries in which the party seeking to practice the Joint Invention will make, have made, use, lease or sell the Other Product prior to practicing the patented Joint Invention.

          7. In the event that a party owes royalty, such party shall deliver to the party owed the royalty written reports of Net Sales during the preceding calendar quarter, on or before the thirtieth (30th) day following the end of each calendar quarter. In the event that a party owes royalty for sales made by its Affiliate or its sublicensee, such party shall deliver to the party owed the royalty written reports of Net Sales of its Affiliates and its sublicensee during the preceding calendar quarter, on or before the ninetieth (90th) day following the end of each calendar quarter. Such reports shall include a calculation of the earned royalty due and shall be accompanied by the monies due.

          8.   The respective party owed royalty and paying royalty under this
Article V(F), shall have the same rights and duties provided under Article IV(D) and (0) with respect to the royalties paid pursuant thereto.

     G.   INFRINGEMENT
          ------------

          1. If, as a result of the manufacture, use or sale of the Product or Improvement in any country of the Territory, Tri Point or Ethicon and/or its Affiliate is sued for patent infringement or threatened with such a lawsuit or other action by a third party, Tri-Point and Ethicon shall meet to analyze the infringement claim and avoidance of same. If it is necessary to obtain a license from such third party, Tri-Point and Ethicon in negotiating such a license shall make every effort to minimize the license fees and/or royalty payable to such third party. If Ethicon shall be obligated to pay a license fee and/or royalty then Tri-Point shall elect within ten (10) days of the execution of the license with such third party to (i) pay all fees and expenses associated with obtaining and maintaining the license or (ii) having all such amounts being credited against any of the royalties due pursuant to Article IV(D). Any license fee and/or royalty due as the result of using Ethicon's patents, inventions or know-how to manufacture, use or sell the Product or any Improvement shall be borne by Ethicon.

          2. In the event that there is infringement of a Patent involving the Product or Improvement by a third party, Tri-Point and Ethicon (or its Affiliate or sublicensee) shall notify each other in writing to that effect, including with said written notice evidence establishing a case of infringement by such third party. Tri-Point shall bear all the expenses of any suit brought by it and shall retain all damages or other monies awarded or received in settlement of such suit. Ethicon and/or its Affiliates will cooperate with Tri-Point in any such suit or shall have the right to consult with Tri-Point and be represented by its own counsel at its own expense. If after the expiration of one hundred eighty (180) days from the date of receipt of said notice, Tri-Point has not overcome the case of infringement, obtained a discontinuance of such infringement, or brought suit against the third party infringer, then Ethicon shall have the right, in its sole discretion, but not the obligation to bring such suit at its own expense, in its own name, if possible and in Tri-Point's name, if required. Ethicon shall bear all the expenses of any suit brought by it and shall retain all damages or other monies awarded or received in settlement of such suit. Tri-Point will cooperate with Ethicon in any such suit and shall have the right to consult with Ethicon and be represented by its counsel at its own expense. Under this Article, Ethicon shall be relieved of all obligations to pay royalties at the XXXXXXXXXXXXXXXXXXX rate for Patents under Article IV(D), in the country or countries where said Patent is being infringed, until such time as either the third party infringement has ceased or suit for infringement has been filed by Tri-Point or Ethicon, at which time such royalty shall immediately resume. However, Ethicon shall still be obligated to pay royalties of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX rate under Article IV(D) during any such suspension of such XXXX royalty rate.

                                   ARTICLE VI

VI.  MISCELLANEOUS
     -------------

     A.   SURVIVAL.   Those provisions of, or obligations under, this Agreement
          --------
(i) that expressly survive termination of this Agreement or which have accrued prior to termination of this Agreement and (ii) dealing with rights and obligations upon and/or after termination of this Agreement, shall survive termination of this Agreement to the extent necessary to give effect to such provisions including, but not limited to, payments obligations of the parties accruing prior to the date of expiration or termination.

     B.   PENALTIES.  If either party terminates this Agreement in accordance
          ---------
with the terms herein, the terminating party shall owe no penalty or indemnity to the terminated party on account of such termination.

     C.   INDEPENDENT CONTRACTOR.  Both parties of this Agreement are an
          ----------------------
independent contractor and shall have no authority to obligate the other party in any respect nor hold itself out as having any such authority. All personnel of Tri-Point shall be solely employees of Tri-Point and shall not represent themselves as employees of Ethicon. All personnel of Ethicon shall be solely employees of Ethicon and shall not represent themselves as employees of Tri-Point.

     D.   BINDING EFFECT; BENEFITS.  This Agreement shall enure to the benefit
          ------------------------
of and be binding upon the parties hereto and their respective permitted successors and assigns. Nothing contained herein shall give to any other person any benefit or any legal or equitable right, remedy or claim.

     E.   ASSIGNMENT; SUB-CONTRACTORS.
          ---------------------------

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          XXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

          3. Ethicon shall be permitted to assign this Agreement to any Affiliate thereof upon written notice to Tri-Point. This Agreement shall not be assignable in its entirety by Ethicon to any third party without the prior written consent of Tri-Point, which consent shall not be unreasonably withheld or delayed.

          4. Notwithstanding the foregoing, Tri-Point shall be permitted to sub-contract those mutually agreed-upon manufacturing procedures to third parties, provided that Ethicon consents to such sub-contractor (such consent not to be unreasonably withheld or delayed) and provided further that such sub-contractor agrees to be bound by a subcontract that is consistent with the terms and conditions of this Agreement.

          5. Notwithstanding the foregoing, Ethicon shall be permitted to sub-contract or sub-license the performance of this Agreement to third parties in any particular country or countries without the prior written consent of Tri-Point, provided that such sub-contract or sub-license does not result in the total assignment, sub-contracting or sub-licensing by Ethicon of its obligations under this Agreement.

          6. Each permitted assignee hereunder shall assume and be deemed to have assumed this Agreement and all of the provisions herein, and shall be and remain jointly and severally liable with the assigning party for the due performance of and compliance with all of the terms, conditions, covenants and provisions herein contained on the assigning party's part to be complied with and performed.

     F.   ENTIRE AGREEMENT; AMENDMENTS.  This Agreement, the Escrow Agreement,
          ----------------------------
the Materials Transfer Agreement and the Confidential Disclosure Agreement, and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties hereto. To the extent of any conflict or inconsistency between this Agreement and any purchase order, purchase order release, confirmation, acceptance or any similar document, the terms of this Agreement shall govern.

     G.   FORCE MAJEURE.
          -------------

          1. The obligations of Tri-Point and Ethicon hereunder shall be subject to any delays or non-performance caused by acts of God, earthquakes, fires, floods, explosion, sabotage, riot, accidents; orders of, or failure to issue all necessary permits or licenses by, regulatory, governmental, or military authorities; strikes, lockouts or labor trouble; perils of the sea; or any other similar cause beyond the reasonable control of either party. The party which is not performing its obligations under this Agreement as a result of an event of force majeure shall use diligent efforts to resume compliance with this Agreement as soon as possible. Should the event of force majeure continue unabated for a period of thirty (30) days or more, the parties shall enter into good faith discussions with a view to alleviating its affects or to agreeing upon such alternative arrangements as may be fair and reasonable having regard to the circumstances prevailing at that time.

          2. In the event that such alternative arrangements cannot be agreed upon within sixty (60) days after occurrence of the event of force majeure, and in the event that such force majeure event results in an interruption of supply to Ethicon or its Affiliates of the Product or any Improvement in accordance with the terms of this Agreement, Ethicon shall have the right and option, upon written notice to Tri-Point (the "Force Majeure Notice"), to either manufacture itself the Product or Improvements which are the subject of such force majeure event, or to have a third party so manufacture such Product or Improvements.
The Force Majeure Notice shall specify the Product or Improvements which are the subject thereof. Upon delivery of the Force Majeure Notice to the Escrow Agent (as defined in the Escrow Agreement), Ethicon shall be entitled to manufacture the Product or any Improvements itself, and shall be granted a royalty bearing, exclusive license to the Patents and Know-How to make, have made, use, lease and sell the Product or any Improvement in the Field throughout the Territory during the term of this Agreement, as well as all rights to use and cross-reference Tri-Point's Regulatory Filings and to have access to the Escrow Deposit Materials solely in connection with the exercise of such license rights, all in accordance with the provisions of this Agreement. Tri-Point shall provide such assistance and other information as shall be necessary in order for Ethicon to manufacture itself or have someone else manufacture the Product or any Improvements.

          3. In the event that such alternative arrangements cannot be agreed upon within sixty (60) days after occurrence of the event of force majeure, and in the event that such force majeure event does not result in an interruption of supply to Ethicon or its Affiliates of a Product or Improvement in accordance with the terms of this Agreement, then the non performing party shall continue to diligently attempt to alleviate such event of force majeure until it is removed or eliminated.

          4. In the event that manufacture of a Product or Improvement is undertaken by or on behalf of Ethicon as a result of Ethicon exercising its rights thereto under Article VI(G)(2), then upon the termination or discontinuance of the force majeure event which prevented Tri-Point from being able to supply the Products or Improvements, Tri-Point shall have the right to resume supply of the Products or Improvements under this Agreement; provided,
                                                                    --------
however, that resumption of such supply shall be subject to any agreement or
- -------
other arrangement Ethicon shall have entered into in order to obtain supply of such Products or Improvements (it being understood that Ethicon shall not voluntarily renew or extend any such arrangements); and
                                                    ---
provided further, however, that Tri-Point shall be obligated to reimburse
- -------- -------  -------
Ethicon for those costs it incurred in order to obtain supply of such Products or Improvements (either directly incurred or those paid to a third party). In the event that Ethicon uses a third party manufacturer for the Products pursuant to this clause, Ethicon shall require such third party to be bound by the same confidentiality provisions as are contained in this Agreement.

     H.   NOTICES.  All notices, claims, certificates, requests, demands and
          -------
other communications hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, air courier, or registered or certified mail, return receipt requested, addressed as follows:

               if to TRI-POINT to:

               Tri-Point Medical Corporation
               5265 Capital Boulevard
               Raleigh, North Carolina, 27604
               Attention: President
               Fax: (919) 790-1041;

          with a copy to:

               Morgan, Lewis & Bockius LLP
               2000 One Logan Square
               Philadelphia, PA 19103
               Attention: Michael L. Pillion
               Fax: (215) 963-5299; and

          if to ETHICON to:

               Ethicon, Inc.
               Route 22
               Somerville, New Jersey 08876
               Attention: Vice President, Growth Technologies
                    and New Business Development
               Fax: (908) 218-3492

          with a copy to:

               Office of General Counsel
               Johnson & Johnson
               One Johnson & Johnson Plaza
               New Brunswick, New Jersey 08933
               Fax: (908) 524-2788;

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such communication shall be deemed to have been delivered (i) when delivered, if delivered personally,

(ii) when sent (with confirmation received), if sent by facsimile transmission on a business day, (iii) on the first business day after dispatch (with confirmation received), if sent by facsimile transmission on a day other than a business day, (iv) on the second business day after dispatch, if sent by air courier, and (v) on the fifth business day after mailing, if sent by mail.

     I.   WAIVERS.  It is further understood and agreed that no failure or delay
          -------
by either party hereto in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege hereunder.

     J.   COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, and execution by each of the parties of any one of such counterparts will constitute due execution of this Agreement. Each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.

     K.   HEADINGS.  The article and section headings contained in this
          --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     L.   GOVERNING LAW; DISPUTE RESOLUTION.  Excepting only actions and claims
          ---------------------------------
relating to actions commenced by a third party against Tri-Point or Ethicon (including, without limitation, actions for injuries caused by the Product or any Improvement, or in respect to a trademark or patent infringement claim), any controversy or claim arising out of or relating to this Agreement, or the parties' decision to enter into this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     The arbitration shall be held before a single arbitrator in the Borough of Manhattan, the City of New York, State of New York, U.S.A., and the arbitrator shall apply the substantive law of the State of New Jersey, except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. The arbitrator shall be selected from the CPR New York Regional Panel of Distinguished Neutrals. If the parties are unable to agree upon such an arbitrator who is willing to serve within forty-five (45) days of receipt of a demand to arbitrate by the other party, then the AAA shall appoint an arbitrator willing to serve from the stated panel, or if no such panel exists, then from an appropriate AAA panel.

     It shall be the duty of the arbitrator to set dates for preparation and hearing of any dispute and to expedite the resolution of such dispute. The arbitrator shall permit and facilitate discovery, which will be conducted in accordance with the Federal Rules of Civil Procedure, taking into account the needs of the parties and the desirability of making discovery expeditious and cost-effective. The arbitrator will set a discovery schedule with which the parties will comply and attend depositions if requested by either party. The arbitrator will entertain such presentation of sworn testimony or evidence, written briefs and/or oral argument as the parties may wish to present; however, no testimony or exhibits will be admissible unless the adverse party was afforded an opportunity to examine such witness and to inspect and copy such exhibits during the pre-hearing discovery phase. The arbitrator shall among his other powers and authorities, have the power and authority to award interim or preliminary relief.

     The arbitrator shall not award either party punitive damages and the parties shall be deemed to have waived any right to such damages. A qualified court reporter will record and transcribe the proceedings. The decision of the arbitrator will be in writing and judgment upon the award by the arbitrator may be entered into any court having jurisdiction thereof. Prompt handling and disposal of the issue is important. Accordingly, the arbitrator is instructed to assume adequate managerial initiative and control over discovery and other aspects of the proceeding to schedule discovery and other activities for substantially continuous work, thereby expediting the arbitration as much as is deemed reasonable to him, but in all events to effect a final award within 365 days of the arbitrator's selection or appointment and within 20 days of the close of evidence.

     The proceedings shall be confidential and the arbitrator shall issue appropriate protective orders to safeguard both parties' confidential information. The arbitrator shall have the right, but not the obligation, to order that the fees of the arbitrator and the AAA shall be paid by the losing party which shall be designated by the arbitrator. If the arbitrator is unable to designate a losing party or does not order the losing party to pay all such fees, he shall so state and the fees shall be split equally between the parties.

     IN WITNESS WHEREOF, duly authorized representatives of the parties hereto have duly executed this Agreement as of the date first above written.


ETHICON, INC.                       TRI-POINT MEDICAL CORPORATION



By: /s/ Patrick J. O'Neill          By: /s/ Robert V. Toni
   ---------------------------         ---------------------------
   Name: Patrick J. O'Neill            Name: Robert V. Toni
   Title: Vice President,              Title: President
          Growth Technologies
          and New Business
          Development

                                   EXHIBIT A
                                   ---------

                                SPECIFICATIONS

                                  [REDACTED]

                                   EXHIBIT B
                                   ---------

                           ANNUAL PURCHASE MINIMUMS
                                  (IN UNITS)

Year of
Approval                      U.S. Approval
- --------                      -------------
   1                                XXXXXXXXX
   2                                XXXXXXXXX
   3                                XXXXXXXXX
   4                                XXXXXXXXX
   5                                XXXXXXXXX
   6 (and
    after)                        XXXXXXXXXXX
                                    XXXXXXXXX
Year of
Approval                      E.C. Approval
- --------                      -------------
   1                                XXXXXXXXX
   2                                XXXXXXXXX
   3                                XXXXXXXXX
   4                                XXXXXXXXX
   5                                XXXXXXXXX
   6 (and
    after)                        XXXXXXXXXXX

                                   EXHIBIT C
                                   ---------

                                    PATENTS

                                  [REDACTED]

                                   EXHIBIT D
                                   ---------

                              INSURANCE COVERAGE


XXXXXXXXXXXX per occurrence and XXXXXXXXXXXX in the aggregate general liability insurance; provided, however, that upon Regulatory Approval for the Product in
           --------  -------
the U.S. or the E.C., Tri-Point and Ethicon shall discuss and determine in good faith (based upon commercially reasonable practices in effect at the time) whether such limits should be increased and, if so, in what amounts. In the event the parties determine that such limits should be increased, Tri-Point shall promptly increase the limits.

                                   EXHIBIT E
                                   ---------

                             EXCLUDED TERRITORIES


1.   India.

2.   China.

3.   Vietnam, North Korea and Cuba.

4.   CIS Russia (including all of the former Soviet Union).

5. Eastern Europe, including Poland, Hungary, Czechoslovakia, Slovinia, Croatia, Serbia, Bulgaria, Romania and Albania.

6.   Africa (excluding South Africa)

                                   EXHIBIT F
                                   ---------

                   AMORTIZATION SCHEDULE FOR PRE-PAID AMOUNT
                   -----------------------------------------

Year of Agreement               Amount Creditable
- -----------------               -----------------
Year 3                          XXXXXXXXXX
Year 4                          XXXXXXXXXX
Year 5                          XXXXXXXXXX
Year 6                          XXXXXXXXXX
Year 7                          XXXXXXXXXX
Year 8 and annually             XXXXXXXXXX
     thereafter*





__________________________

* Any amounts not creditable in one year due to lack of available royalties or purchase price amounts shall be carried over to subsequent years until fully credited.

                                   EXHIBIT G
                                   ---------

                      ETHICON QUALITY CONTROL PROCEDURES


Reference is made to "ETHICON quality control procedures" in Section IV(L)(1) of the Tri-Point Medical-ETHICON contract. Specific procedures that fall under this general quality control umbrella are referenced in the attached list.

This list is intended to provide the general framework under which ETHICON operates, and does not/could not encompass all quality system documents. In brief, the ETHICON Quality Manual is the overall guidance document used by ETHICON, but since this includes elements required for full ISO certification, it is not wholly applicable to Tri-Point Medical.

ETHICON Quality Assurance representatives are willing to provide a more comprehensive review of ETHICON quality control procedures with the appropriate Tri-Point Medical personnel upon request.

===============================================================================
DOCUMENT TYPE                         TITLE
- -------------------------------------------------------------------------------
POLICY                                QUALITY MANUAL
- -------------------------------------------------------------------------------
POLICY                                VALIDATION POLICY
- -------------------------------------------------------------------------------
POLICY                                PREPRODUCTION QUALITY ASSURANCE POLICY
- -------------------------------------------------------------------------------
PROCEDURE                             RAW MATERIAL TRACEABILITY FOR
                                      FINISHED GOODS
- -------------------------------------------------------------------------------
PROCEDURE                             COMPANY PROCEDURE FOR SUPPLIER
                                      SELECTION AND APPROVAL
- -------------------------------------------------------------------------------
PROCEDURE                             MATERIAL SUPPLIER QUALITY SYSTEM
                                      COMPANY PROCEDURE
- -------------------------------------------------------------------------------
PROCEDURE                             FACT BOOK ADMINISTRATION
- -------------------------------------------------------------------------------
PROCEDURE                             CORPORATE PROCEDURE FOR PROCESS
                                      VALIDATION
- -------------------------------------------------------------------------------
PROCEDURE                             DEVICE MASTER RECORD
- -------------------------------------------------------------------------------
PROCEDURE                             PRODUCT RECALL PROCEDURE
- -------------------------------------------------------------------------------
PROCEDURE                             PROCEDURE FOR ETHICON TEST DOCUMENT
                                      FORMATS (FOR THE PURPOSE OF DEFINING
                                      REQUIREMENTS NOT MERELY TEXT FORMAT)
- -------------------------------------------------------------------------------
PROCEDURE                             PRODUCT INQUIRIES, REPORTING AND
                                      PROCESSING
- -------------------------------------------------------------------------------
PROCEDURE                             PROCEDURE FOR DESIGN CONTROL
- -------------------------------------------------------------------------------
PROCEDURE                             PROCEDURE FOR PACKAGE DEVELOPMENT
- -------------------------------------------------------------------------------
PROCEDURE                             PROCEDURE FOR DEVELOPMENT AND
                                      MODIFICATION OF PACKAGING DRAWINGS
- -------------------------------------------------------------------------------
PROCEDURE                             CORPORATE PROCEDURE FOR REGULATORY
                                      AGENCY INSPECTIONS
- -------------------------------------------------------------------------------
PROCEDURE                             CONTRACT SERVICES FOR EtO PROCESSING
                                      OR COBALT IRRADIATION
- -------------------------------------------------------------------------------
PROCEDURE                             ENGINEERING DRAWING AND PRODUCTION
                                      EQUIPMENT CHANGE CONTROL
- -------------------------------------------------------------------------------
OPERATING PROCEDURE                   INSPECTION AND DISPOSITION OF RAW
                                      MATERIALS AT A SUPPLIER FACILITY
- -------------------------------------------------------------------------------
OPERATING PROCEDURE                   OPERATING PROCEDURE FOR SUPPLIER
                                      QUALITY EVALUATIONS AND CLOSE-OUT
- -------------------------------------------------------------------------------
OPERATING PROCEDURE                   OPERATING PROCEDURE FOR THE SELECTION
                                      AND APPROVAL OF NON-CHEMICAL/GAS RAW
                                      MATERIAL SUPPLIERS
===============================================================================

                                   EXHIBIT H
                                   ---------

                   AGREEMENT PROVISIONS WHICH ARE TERMINATED
                        (OR MODIFIED AS PROVIDED BELOW)


Article III(E) and (F).

Article III(G), it being agreed that this provision shall survive, but that any expenses which Ethicon incurs in obtaining Regulatory Approval from the FDA may be offset against the payment to be made pursuant to Article III(G)(2).

Article III(H) shall survive, unless Ethicon shall notify Tri-Point not to engage in further clinical studies, in which event Ethicon shall only be required to reimburse those costs incurred up to the point of such notification.

Article IV(A), (B), (C), (G)(ii), (G)(iv), (H)(ii), (H)(iii), (I), (K), (L),
(M), (N), and (R); provided, however, that Ethicon shall indemnify Tri-Point for
                   --------  -------
any Losses which Tri-Point incurs as a result of a breach by Ethicon of either of Article IV(H)(ii) or (H)(iii).

Article IV(E), except for (E)(4)

Article V(E)

Article VI(E), it being agreed that either party may assign part or all of its obligations under the Agreement upon notice to the other party and without the prior written consent of the other party.